                             Distribution Agreement


                                UNUM CORPORATION

                                  $250,000,000

                           Medium-Term Notes, Series C

                             Distribution Agreement

                                                                 August 15, 1996

Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004

Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York  10020

Dear Sirs:

     UNUM Corporation, a Delaware corporation (the "Company"), proposes to issue and sell from time to time its Medium-Term Notes, Series C (the "Securities") at an aggregate initial public offering price of up to $250,000,000 and agrees with each of you (individually, an "Agent", and collectively, the "Agents") as set forth in this Agreement.

     Subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell Securities directly on its own behalf, the Company hereby (i) appoints each Agent as an agent of the Company for the purpose of soliciting and receiving offers to purchase Securities from the Company pursuant to Section 2(a) hereof and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to any Agent as principal, it will enter into a separate agreement (each a "Terms Agreement") which may be either (i) a written agreement, substantially in the form of Annex I hereto, or (ii) an oral agreement between such Agent and the Company confirmed in writing by such Agent to the Company, relating to such sale in accordance with Section 2(b) hereof.

     The Securities will be issued under the Indenture, dated as of September 15, 1990 (the "Indenture"), between the Company and The Chase Manhattan Bank (National Association), as Trustee (the "Trustee"). The Securities shall have the maturity ranges, interest rates, if any, redemption provisions and other terms set forth in the Prospectus referred to below as it may be amended or supple-mented from time to time. The Securities will be issued, and the terms and rights of holders thereof established, from time to time by the Company in accordance with the Indenture.

     1. The Company represents and warrants to, and agrees with, each Agent that:

     (a) Two registration statements (File Nos. 33- 69132 and 333-08187), including a prospectus for use in connection with the Securities pursuant to Rule 429 under the Securities Act of 1933, as amended (the "Act"), in respect of $500,000,000 aggregate amount of securities of the Company, including the Securities, have been filed with the Securities and Exchange Commission (the "Commission"); such registration statements and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to such Agent, excluding exhibits to such registration statements, but including all documents incorporated by reference therein have been declared effective by the Commission in such form; no other document with respect to such registration statements (other than a document incorporated by reference therein) has heretofore been filed or transmitted for filing with the Commission; such prospectus included for use in connection with the Securities pursuant to Rule 429 under the Act and the rules and regulations thereunder for use of such prospectus in connection with the Securities; and no stop order suspending the effectiveness of either of such registration statements has been issued and no proceeding for that purpose has been instituted or threatened by the Commission (any preliminary prospectus included in either of such registration statements or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, being hereinafter called a "Preliminary Prospectus"; the various parts of such registration statements, including all exhibits thereto and the documents incorporated by reference in the prospectuses contained in such registration statements at the time such part of such registration statements became effective but excluding Form T-1, each such part as amended at the time such part became effective, being hereinafter collectively called the "Registration Statement"; the prospectus (including the prospectus supplement) relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Pre-

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liminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus, including any supplement to the Prospectus that sets forth only the terms of the particular issue of the Securities (a "Pricing Supplement"), shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to include any report of the Company filed pursuant to the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as amended or supplemented (including by the applicable Pricing Supplement filed in accordance with Section 4(a) hereof) in relation to Securities sold pursuant to this Agreement, in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 4(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

     (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

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     (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date in the case of the Registration Statement and any amendment thereto and as of the applicable filing date in the case of the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented to relate to a particular issuance of Securities;

     (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given or incorporated by reference in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus;

     (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, except for any jurisdiction where failure to so qualify will not have a material adverse effect on the

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Company; and each subsidiary of the Company has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation;

     (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

     (g) The Securities have been duly authorized, and, when Securities are issued and delivered pursuant to this Agreement and any Terms Agreement, such Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture, which will be substantially in the form incorporated by reference in the Prospectus; the Indenture has been duly authorized, executed and delivered and duly qualified under the Trust Indenture Act and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms, and the Securities of any particular issuance of Securities will conform, to the descriptions thereof in the Prospectus as amended or supplemented to relate to such issuance of Securities;

     (h) The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated will not (i) conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, except, in all such cases, for such conflicts, breaches, violations or defaults as would not have a material adverse effect on the financial condition of the Company and its subsidiaries taken as a whole, and (ii) result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or any statute or any order, rule or regulation of any such court or governmental agency or body having jurisdiction over the Company or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is

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required for the solicitation of offers to purchase Securities, the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any Terms Agreement or the Indenture, except such as have been, or will have been prior to the Commencement Date (as defined in Section 3 hereof), obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities, insurance or Blue Sky laws in connection with the solicitation by such Agent of offers to purchase Securities from the Company and with purchases of Securities by such Agent as principal, as the case may be, in each case in the manner contemplated hereby;

     (i) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

     (j) Immediately after any sale of Securities by the Company hereunder or under any Terms Agreement, the aggregate amount of Securities which shall have been issued and sold by the Company hereunder or under any Terms Agreement and of any debt securities of the Company (other than such Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of debt securities registered under the Registration Statement;

     (k) Coopers & Lybrand L.L.P., who have audited certain financial statements of the Company and its subsidiaries, are independent certified public accountants as required by the Act and the rules and regulations of the Commission thereunder; and

     (l) (i) The Company and (ii) its subsidiaries which are engaged in the insurance business are, in all material respects, in compliance with, and conduct, in all material respects, their respective businesses in conformity with, all applicable insurance laws and regulations; and no order preventing or suspending the use of the Prospectus or

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any Preliminary Prospectus has been issued or threatened by the Superintendent of the Maine Bureau of Insurance.

     2. (a) On the basis of the representations and warranties, and subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its reasonable efforts to solicit and receive offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented from time to time. So long as the provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company shall not have been terminated pursuant to Section 10 with respect to any Agent, the Company shall not, without the consent of such Agent, solicit or accept offers to purchase, or sell, any debt securities with a maturity at the time of original issuance of nine months to 30 years or more except pursuant to this Agreement or any Terms Agreement or except pursuant to a private placement not constituting a public offering under the Act or except in connection with a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of medium-term debt securities. However, (i) the Company reserves the right to sell, and may solicit and accept offers to purchase, Securities directly on its own behalf, and, in the case of any such sale not resulting from a solicitation made by any Agent, no commission will be payable with respect to such sale; and (ii) the Company shall have the right at any time to request the Agents to execute, prior to the date 15 business days after such request, an amendment to this Agreement to provide for another person as an Agent hereunder on substantially the same terms as the Agents hereunder on the date of such request, and each Agent shall have the right either to execute such amendment or to terminate the provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company pursuant to
Section 10 with respect to such Agent. These provisions shall not limit Section 4(f) hereof or any similar provision included in any Terms Agreement.

     Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase Securities and the payment in each case therefor shall be as set forth in the Administrative Procedure attached hereto as Annex II as it may be amended from time to time by written agreement between the Agents and the Company (the "Administrative Procedure"). The provisions of the Administrative Procedure shall apply to all transactions contemplated hereunder other than those made pursuant to a Terms Agreement. Each Agent and the Company agree to

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perform the respective duties and obligations specifically provided to be performed by each of them in the Administrative Procedure. The Company will furnish to the Trustee a copy of the Administrative Procedure as from time to time in effect.

     The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities. As soon as practicable, but in any event not later than one business day in New York City, after receipt of notice from the Company, the Agents will suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised the Agents that such solicitation may be resumed.

     The Company agrees to pay each Agent a commission, at the time of settlement of any sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount equal to the following applicable percentage of the principal amount of such Security sold:

                                           Commission
                                         (percentage of
                                           aggregate
                                        principal amount
          Range of Maturities          of Securities Sold)
          -------------------          -------------------

From 9 months to less than 1 year ................  .125%
From 1 year to less than 18 months................  .150%
From 18 months to less than 2 years...............  .200%
From 2 years to less than 3 years.................  .250%
From 3 years to less than 4 years.................  .350%
From 4 years to less than 5 years.................  .450%
From 5 years to less than 6 years.................  .500%
From 6 years to less than 7 years.................  .550%
From 7 years to less than 10 years................  .600%
From 10 years to less than 15 years...............  .625%
From 15 years to less than 20 years...............  .675%
20 years to less than 30 years....................  .750%
30 years and more ...........  Determined at time of sale


     (b) Each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless the Company and such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent. A Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent. The commitment of any Agent to purchase Secu-

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rities as principal, whether pursuant to any Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the principal amount of Securities to be purchased by any Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities and the time and date and place of delivery of and payment for such Securities. Such Terms Agreement shall also specify any requirements for opinions of counsel, accountants' letters and officers' certificates pursuant to
Section 4 hereof.

     For each sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the procedural details relating to the issue and delivery of such Securities and payment therefor shall be as set forth in the Administrative Procedure. For each such sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the Company agrees to pay such Agent a commission (or grant an equivalent discount) as provided in
Section 2(a) hereof and in accordance with the schedule set forth therein.

     Each time and date of delivery of and payment for Securities to be purchased by an Agent as principal, whether set forth in a Terms Agreement or in accordance with the Administrative Procedure, is referred to herein as a "Time of Delivery".

     (c) Each Agent agrees, with respect to any Security denominated in a currency other than U.S. dollars, as agent, directly or indirectly, not to solicit offers to purchase, and as principal under any Terms Agreement or otherwise, directly or indirectly, not to offer, sell or deliver, such Security in, or to residents of, the country issuing such currency, except as permitted by applicable law.

     3. The documents required to be delivered pursuant to Section 6 hereof on the Commencement Date (as defined below) shall be delivered to the Agents at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York, at 11:00 a.m., New York City time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Company but in no event shall be later than the day prior to the date on which solicitation of offers to purchase Securities is commenced or on which any Terms Agreement is executed

(such time and date being referred to herein as the "Com-mencement Date").

     4. The Company covenants and agrees with each Agent:

     (a) (i) To make no amendment or supplement to the Registration Statement or the Prospectus (A) prior to the Commencement Date which shall be disapproved by any Agent promptly after reasonable notice thereof or (B) except in the case of any document incorporated by reference in the Prospectus subsequent to the date of any Terms Agreement or other agreement by an Agent to purchase Securities as principal and required to be filed under the Exchange Act, after the date of such Terms Agreement or such other agreement and prior to the related Time of Delivery which shall be disapproved by any Agent party to such Terms Agreement or so purchasing as principal promptly after reasonable notice thereof; (ii) to prepare, with respect to any Securities to be sold through or to such Agent pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement pursuant to Rule 424(b) under the Act not later than the close of business of the Commission on the fifth business day (or such other day as Rule 424 shall require) after the date on which such Pricing Supplement is first used; (iii) to make no amendment or supplement to the Registration Statement or Prospectus, other than any Pricing Supplement or a supplement relating solely to an offering of debt securities other than the Securities or any document filed under the Act or Exchange Act which is incorporated by reference into the Prospectus, at any time prior to having afforded each Agent a reasonable opportunity to review and comment on it; (iv) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise such Agent, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or any amended Prospectus, other than a supplement relating solely to an offering of debt securities other than the Securities and other than any Pricing Supplement that relates to Securities not purchased through or by such Agents, has been filed with, or mailed for filing to, the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the

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suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus or for additional information; and (v) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

     (b) Promptly from time to time to take such action as such Agent reasonably may request to qualify the Securities for offering and sale under the securities laws of such United States jurisdictions as such Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

     (c) To furnish such Agent with copies of the Registration Statement and each amendment thereto, with copies of the Prospectus as each time amended or supplemented, other than any Pricing Supplement (except as provided in the Administrative Procedure) or a prospectus supplement relating solely to an offering of debt securities other than the Securities, in the form in which it is filed with the Commission pursuant to Rule 424 under the Act, and with copies of the documents incorporated by reference therein, all in such quantities as such Agent may reasonably request from time to time; and, if the delivery of a prospectus is required at any time in connection with the offering or sale of the Securities (including Securities purchased from the Company by such Agent as principal) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify such Agent and request such Agent, in its capacity as agent of the Company, to suspend solicitation of offers to purchase Securities from the Company (and, if so notified, such Agent shall cease such solicitations as soon as practicable, but in any event not later than one business day later); and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, to so advise such Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed promptly with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance; provided, however, that if during such same period such Agent continues to own Securities purchased from the Company by such Agent as principal or such Agent is otherwise required to deliver a prospectus in respect of transactions in the Securities, the Company shall promptly prepare and file with the Commission such an amendment or supplement;

     (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after (i) the effective date of the Registration Statement (as defined in Rule 158(c)), (ii) the effective date of each post-effective amendment to the Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Registration Statement, an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

     (e) So long as any Securities are outstanding, to furnish to each Agent copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to such Agent (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as such Agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

     (f) That, from the date of any Terms Agreement with such Agent or other agreement by such Agent to purchase Securities as principal, if required by such Terms Agreement or other agreement, and continuing to and including the earlier of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company by such Agent and (ii) the related Time of Delivery, the Company will not, without the prior written consent of such Agent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which both mature more than 9 months after such Time of Delivery and are substantially similar to the Securities, other than debt securities which the Company has previously contracted to sell and with respect to which the Company has advised such Agent in or in connection with such Terms Agreement or other agreement or of which such Agent has actual knowledge thereof;

     (g) That each acceptance by the Company of an offer to purchase Securities hereunder (including any purchase by such Agent as principal not pursuant to a Terms Agreement), and each execution and delivery by the Company of a Terms Agreement with such Agent, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement, as the case may be, as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Securities);

     (h) That on April 15 (or if such day is not a business day, the next succeeding business day) of every year this Agreement is in effect, beginning on April 15, 1997, or as otherwise reasonably requested by the Agents, and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion or opinions by Sullivan & Cromwell, counsel to the Agents, as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish to such counsel such papers and information as they may reasonably request to enable them to furnish to such Agent the opinion or opinions referred to in Section 6(b) hereof;

     (i) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement or a supplement relating solely to an offering of debt securities other than the Securities), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus (other than a current report on Form 8-K unless reasonably requested by the Agents) and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion under this Section 4(i) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent written opinions of Kevin J. Tierney, Senior Vice President, Secretary and General Counsel of the Company, or other counsel for the Company satisfactory to such Agent, dated the date of such amendment, supplement or incorporation or the Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, to the effect that such Agent may rely on such opinion of such counsel referred to in Section 6(c) hereof which were last furnished to such Agent to the same extent as though it were dated the date of such letter authorizing reliance (except that the statements in such last opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such opinions, opinions of the same tenor as the opinions of such counsel referred to in Section 6(c) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

     (j) That on April 15 (or if such day is not a business day, the next succeeding business day) of every year this Agreement is in effect, beginning on April 15, 1997, or as otherwise reasonably requested by the Agents, and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion under this Section 4(j) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent written opinions of Skadden, Arps, Slate, Meagher & Flom, special counsel for the Company, or other counsel for the Company satisfactory to such Agent, in form satisfactory to such Agent, to the effect that such Agent may rely on such opinion of such counsel referred to in Section 6(d) hereof which were last furnished to such Agent to the same extent as though it were dated the date of such letter authorizing reliance (except that the statements in such last opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such opinions, opinions of the same tenor as the opinions of such counsel referred to in Section 6(d) hereof but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

     (k) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than a supplement relating solely to an offering of debt securities other than the Securities) and each time that a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus (other than a Current Report on Form 8-K unless reasonably requested by the Agents), in either case to set forth financial information included in or derived from the Company's consolidated financial statements or accounting records, and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of a letter under this Section 4(k) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall cause the independent certified public accountants who have audited the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement to furnish such Agent a letter, dated the date of such amendment, supplement or incorporation or the Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter referred to in Section 6(e) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter; provided, however, that, with respect to any financial information or other matter, such letter may reconfirm as true and correct at such date as though made at and as of such date, rather than repeat, statements with respect to such financial information or other matter made in the letter referred to in
Section 6(e) hereof which was last furnished to such Agent; and

     (l) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement or a prospectus supplement relating solely to an offering of debt securities other than the Securities), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus (other than a Current Report on Form 8-K unless reasonably requested by the Agents), and each time the Company sells Securities to such Agent as principal and the applicable Terms Agreement specifies the delivery of a certificate under this Section 4(l) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a certificate, dated the date of such supplement, amendment, incorporation or the Time of Delivery relating to such sale, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, to the effect that the statements contained in the certificates referred to in Section 6(h) hereof which were last furnished to such Agent are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such certificate, certificates of the same tenor as the certificates referred to in said Section 6(h) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date.

     5. The Company covenants and agrees with each Agent that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and any Pricing Supplements and all other amendments and supplements thereto and the mailing and delivering of copies thereof to the Agents; (ii) the reasonable fees and expenses of counsel for the Agents in connection with the establishment of the program contemplated hereby, any opinions to be rendered by such counsel hereunder and the transactions contemplated hereunder; (iii) the cost of printing, preparing by word processor or reproducing this Agreement, any Terms Agreement, the Indenture, any Blue Sky and Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including reasonable fees and disbursements of counsel for the Agents in connection with such qualification and in connection with the Blue Sky and legal investment surveys;
(v) any fees charged by securities rating services for rating the Securities;
(vi) any filing fees incident to any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vii) the cost of preparing, and providing any CUSIP or other identification number for, the Securities; (viii) the fees and expenses of the Trustee and any agent of the Trustee and any transfer or paying agent of the Company and the fees and disbursements of counsel for any Trustee or such agent in connection with any Indenture and the Securities; (ix) the fees and expenses of any Depositary (as defined in the Indenture) and any nominees thereof in connection with the Securities; (x) any reasonable advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved in advance by the Company (any advertising expense approved by the Company in advance shall be deemed to be reasonable); and (xi) all other reasonable costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section. Except as provided in Sections 7 and 8 hereof, each Agent shall pay all other expenses it incurs.

     6. The obligation of any Agent, as agent of the Company, at any time ("Solicitation Time") to solicit offers to purchase the Securities, the obligation of any Agent to purchase Securities as principal, pursuant to any Terms Agreement or otherwise, and the obligation of any purchaser of Securities as a result of an offer to purchase solicited by any Agent, shall be subject, in the discretion of such Agent or purchaser, as the case may be, to the condition that all representations and warranties and other statements of the Company herein (and, in the case of an obligation of the Agents under a Terms Agreement, in or incorporated in such Terms Agreement by reference) are true and correct at and as of the Commencement Date and any applicable date referred to in Section 4(l) hereof, as the case may be, and at and as of such Solicitation Time, settlement date or Time of Delivery, as the case may be, the condition that prior to such Solicitation Time, settlement date or Time of Delivery, as the case may be, the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

     (a) (i) With respect to any Securities sold at or prior to such Solicitation Time, settlement date or Time of Delivery, as the case may be, the Prospectus as amended or supplemented (including the Pricing Supplement) with respect to such Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; (ii) no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; (iii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent; and (iv) after the date of any Terms Agreement or other agreement by an Agent to purchase Securities as principal and prior to the related Time of Delivery no document shall have been incorporated by reference into the Prospectus which shall be disapproved by such Agent promptly after reasonable notice thereof;

     (b) Sullivan & Cromwell, counsel to the Agents, shall have furnished to such Agent (i) such opinion or opinions, dated the Commencement Date, with respect to the incorporation of the Company, the validity of the Indenture, the Securities, the Registration Statement, the Prospectus as amended or supplemented and other related matters as such Agent may reasonably request, and
(ii) if and to the extent requested by such Agent, with respect to each applicable date referred to in Section 4(h) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, an opinion or opinions, dated such applicable date, to the effect that such Agent may rely on the opinion or opinions which were last furnished to such Agent pursuant to this
Section 6(b) to the same extent as though it or they were dated the date of such letter authorizing reliance (except that the statements in such last opinion or opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in any case, in lieu of such an opinion or opinions, an opinion or opinions of the same tenor as the opinion or opinions referred to in clause (i) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and in each case such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

     (c) Kevin J. Tierney, Senior Vice President, Secretary and General Counsel of the Company, or other counsel for the Company satisfactory to such Agent, shall have furnished to such Agent his written opinions, dated the Commencement Date and each applicable date referred to in Section 4(i) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent, to the effect that:

          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

          (ii) The Company has an authorized capitalization as set forth in the Prospectus as amended or supplemented and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

          (iii) The Company is qualified to do business, and is in good standing, as a foreign corporation under the laws of each jurisdiction in which the business conducted by it requires such qualification or, if not so qualified and in good standing in any such jurisdiction, such failure to be so qualified and in good standing, as of the date of this opinion, will not result in liabilities material to the business of the Company;

          (iv) Each subsidiary of the Company has been duly organized, and is subsisting and in good standing as a corporation under the laws of its jurisdiction of incorporation, and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and, to the best knowledge of such counsel, are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

          (v) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (vi) This Agreement and any applicable Terms Agreement have been duly authorized, executed and delivered by the Company;

          (vii) The Securities have been duly authorized and, when duly executed, authenticated, issued and delivered by the Company, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the

     Indenture, except to the extent that the enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and
     (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or equity) and except further as enforcement thereof may be limited by (x) requirements that a claim with respect to any Securities denominated other than in United States dollars (or a foreign currency of foreign currency unit judgement in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or
     (y) governmental authority to limit, delay or prohibit the making of payments in foreign currency or currency units or payments outside the United States and the Indenture conforms and the Securities will conform to the descriptions thereof in the Prospectus as amended or supplemented;

          (viii) The Indenture has been duly authorized, executed and delivered by the parties thereto and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, except to the extent that the enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or thereafter in effect relating to creditors' rights generally and (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or equity) and except further as enforcement thereof may be limited by (x) requirements that a claim with respect to any Securities denominated other than in United States dollars (or a foreign currency or foreign currency unit judgement in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law or (y) governmental authority to limit, delay or prohibit the making of payments in foreign curency or currency units or payments outside the United States and the Indenture has been duly qualified under the Trust Indenture Act;

          (ix) The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any applicable Terms Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-Laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

          (x) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required for the solicitation of offers to pur-chase Securities, the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any applicable Terms Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities, insurance or Blue Sky laws in connection with the solicitation by the Agents of offers to purchase Securities from the Company and with purchases of Securities by an Agent as principal, as the case may be, in each case in the manner contemplated hereby;

          (xi) The documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and he has no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

          (xii) The Registration Statement and the Prospectus as amended and supplemented and any further amendments and supplements thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder.

     In addition, such counsel shall state that he has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the date of such opinion, either the Registration Statement or the Prospectus as amended or supplemented or any amendment or supplement thereto made by the Company prior to the date of such opinion (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading; and he shall state that he does not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required;

     (d) Skadden, Arps, Slate, Meagher & Flom, special counsel for the Company, or other counsel satisfactory to such Agent shall have furnished to such Agent their written opinions, dated the Commencement Date and each applicable date referred to in Section 4(j) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent, to the effect that:

     (i) The Indenture has been duly authorized, executed and delivered by the Company and is a valid and binding agreement, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors' rights generally, (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (3) requirements that a claim with respect to any Securities denominated other than in United States dollars (or a judgment denominated other than in United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and
(4) governmental authority to limit, delay or prohibit the making of payments in foreign currencies or composite currencies or currency units; and

     (ii) The Securities, when executed and authenticated in accordance with the terms of the Indenture, when the terms of the Securities have been fixed by any member of the pricing committee in conformity with the Indenture, the board of directors resolutions and the pricing committee resolutions, and when such Securities have been issued, sold and delivered by the Company pursuant to this Agreement against payment of the consideration set forth in this Agreement, will be valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by (1) bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium or similar laws now or hereafter in effect relating to or affecting creditors' rights generally, (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity), (3) requirements that a claim with respect to any Securities denominated other than in United States dollars (or a judgment denominated in other than United States dollars in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and (4) governmental authority to limit, delay or prohibit the making of payments in foreign currencies or composite currencies or currency units;

     (e) (i) Not later than 10:00 a.m., New York City time, on the Commencement Date and on each applicable date referred to in Section 4(k) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, the independent certified public accountants who have audited the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to such Agent a letter, dated the Commencement Date or such applicable date, as the case may be, in form and substance satisfactory to such Agent, to the effect set forth in Annex III hereto;

     (f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented and (ii) since the respective dates as of which information is given or incorporated by reference in the Prospectus as amended or supplemented there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of such Agent so material and adverse as to make it impracticable or inadvisable to proceed with the solicitation by such Agent of offers to purchase Securities from the Company or the purchase by such Agent of Securities from the Company as principal, as the case may be, on the terms and in the manner contemplated in the Prospectus as amended or supplemented;

     (g) There shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; (iii) the outbreak or material escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iii) in the judgment of such Agent makes it impracticable or inadvisable to proceed with the solicitation of offers to purchase Securities or the purchase of Securities from the Company as principal, pursuant to the applicable Terms Agreement or otherwise, as the case may be, on the terms and in the manner contemplated in the Prospectus as amended or supplemented; (iv) any downgrading in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act; or (v) any such "nationally recognized sta-tistical rating organization" shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities; and

     (h) The Company shall have furnished or caused to be furnished to such Agent certificates of officers of the Company dated the Commencement Date and each applicable date referred to in Section 4(l) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, as to the accuracy of the representations and warranties of the Company herein at and as of the Commencement Date or such applicable date, as the case may be, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Commencement Date or such applicable date, as the case may be, as to the matters set forth in subsections (a) and (f) of this
Section 6, and as to such other matters as such Agent may reasonably request.

     7. (a) The Company will indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and provided further, that the Company shall not be liable to such Agent under the indemnity agreement in this subsection (a) with respect to any

Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Agent results from the fact such Agent sold Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus as then amended or supplemented (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof to such Agent and the loss, claim, damage or liability of such Agent results from an untrue statement or omission of a material fact contained in the Preliminary Prospectus which was corrected in the Prospectus (or the Prospectus as amended or supplemented).

     (b) Each Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.

     (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of such Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by any Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by per capita allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), an Agent shall not be required to contribute any amount in excess of the amount by which the total public offering price at which the Securities purchased by or through it were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this subsection (d) to contribute are several in proportion to their respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

     (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act; and the obligations of each Agent under this Section 7 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     8. Each Agent, in soliciting offers to purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal, pursuant to a Terms Agreement or otherwise) is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

     9. The respective indemnities, agreements, representations, warranties and other statements by any Agent and the Company set forth in or made pursuant to this Agreement shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or any controlling person of any Agent, or the Company, or any officer or director or any controlling person of the Company, and shall survive each delivery of and payment for any of the Securities.

     10. The provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company may be suspended or terminated at any time by the Company as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of any such termination or suspension, no party will have any liability, duty or obligation to any other party hereto, except that (x) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred, (y) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination and (z) in any event, this Agreement shall remain in full force and effect insofar as the fourth paragraph of Section 2(a), Section 4(d), Section 4(e), Section 5,
Section 7, Section 8 and Section 9 hereof are concerned.

     11. Except as otherwise specifically provided herein or in the Administrative Procedure, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to Goldman, Sachs & Co. shall be sufficient in all respects when delivered or sent by facsimile transmission or regis-tered mail to 85 Broad Street, New York, New York 10004, Facsimile Transmission No. (212) 902-4103, Attention: Registration Department; if to Morgan Stanley & Co., Incorporated shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 1585 Broadway, 2nd Floor, New York, NY 10036, Facsimile Transmission No. (212) 761-0780, Attention:
Manager-Continuously Offered Products, telephone No. (212) 761-2000, with a copy to 1585 Broadway, 34th Floor, New York, NY 10036, Attention:
Peter Cooper, Investment Banking Information Center. Facsimile transmission no. 212 761-0260, telephone no. 212 761-8385; and if to the Company shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to it at its address set forth in the Prospectus.

     12. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent and the Company, and to the extent provided in Section 7, Section 8 and Section 9 hereof, the officers and directors of the Company and any person who controls any Agent or the Company, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason of such purchase.

     13. Time shall be of the essence in this Agreement and any Terms Agreement. As used herein, the term "business day" shall mean any day when the office of the Commission in Washington, D.C. is open for business.

     14. This Agreement and any Terms Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York.

     15. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all of such respective counterparts shall together constitute one and the same instrument.

     16. This Agreement may be amended or supplemented if, but only if, such amendment or supplement is in writing and is signed by the Company and each Agent; provided that the Company may from time to time, on 15 days prior written notice to the Agents but without the consent of any Agent, amend this Agreement to add as a party hereto one or more additional firms registered under the Exchange Act, whereupon each such firm shall become an Agent hereunder on substantially the same terms and conditions as the other

Agents that are parties hereto. Each Agent shall sign any amendment or supplement giving effect to the addition of any such firm as an Agent under this Agreement or shall terminate the provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company pursuant to
Section 10 with respect to such Agent.

     If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

                                    Very truly yours,

                                    UNUM CORPORATION


                                    By:  /s/ ROBERT E. BROATCH
                                         ---------------------
                                      Name:  Robert E. Broatch
                                      Title: Senior Vice President


Accepted in New York, New York,
as of the date hereof:


/S/GOLDMAN, SACHS & CO.
- -----------------------------
       (Goldman, Sachs & Co.)


MORGAN STANLEY & CO. INCORPORATED


By: /S/MICHAEL ROLLINGS
    -----------------------
    Name:  Michael Rollings
    Title: Vice President

                                                                         ANNEX I


                               UNUM CORPORATION

                          Medium-Term Notes, Series C

                                Terms Agreement

                                                               ___________, 199_

[Goldman, Sachs & Co.
85 Broad Street
New York, New York 10004]

[Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020]

Dear Sirs:

     UNUM Corporation (the "Company") proposes, subject to the terms and conditions stated herein and in the Distribution Agreement, dated August 15, 1996 (the "Distribution Agreement"), between the Company on the one hand and Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (the "Agents"), on the other, to issue and sell to [Goldman, Sachs & Co.] [Morgan Stanley & Co. Incorporated] the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provision had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions therein relating to the solicitation of offers to purchase securities from the Company, solely by virtue of its execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in
Section 1 of the Distribution Agreement which makes reference to the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Terms Agreement in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the

Purchased Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to [Goldman, Sachs & Co.] [Morgan Stanley & Co. Incorporated] and [Goldman, Sachs & Co.] [Morgan Stanley & Co. Incorporated] agree[s] to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

     The Company agrees that from the date of this Terms Agreement by [Goldman, Sachs & Co.] [Morgan Stanley & Co. Incorporated] to purchase Securities as principal and continuing to and including the earlier of (i) the termination of the trading restrictions for the Securities purchased hereunder, as notified to the Company by such Agent[s] and (ii) the related Time of Delivery, the Company will not, without the prior written consent of such Agent[s], offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which both mature more than 9 months after such Time of Delivery and are substantially similar to the Securities [other than debt securities which the Company has previously contracted to sell pursuant to the following contracts:
[list contracts]].

     Defined terms used herein and not defined herein shall have the meaning given such terms in the Distribution Agreement.

     If the foregoing is in accordance with your understanding, please sign and return to us three (3) counterparts hereof, and upon acceptance hereof by you this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

                                                UNUM CORPORATION

                                               By:___________________


Accepted:

[____________________________]
   (Goldman, Sachs & Co.)


[MORGAN STANLEY & CO. INCORPORATED


By:___________________________]

                                                             Schedule to Annex I


Title of Purchased Securities:

      [[     %] Medium-Term Notes, Series C]

Aggregate Principal Amount:

      [$                or units of other Specified Currency]

[Price to Public:]



Purchase Price by [Goldman, Sachs & Co.] [Morgan Stanley & Co.
Incorporated]

            % of the principal amount of the Purchased
      Securities[, plus accrued interest from         to       ]
      [and accrued amortization, if any, from       to       ]

Method of and Specified Funds for Payment of Purchase Price:

      [By certified or official bank check or checks, payable to the order of the Company, in [[New York] Clearing House] [immediately available] funds]

      [By wire transfer to a bank account specified by the Company in [next day] [immediately available] funds]]


Indenture:

      Indenture, dated as of September 15, 1990, between the Company and The Chase Manhattan Bank (National Association), as Trustee


Time of Delivery:


Closing Location:


Maturity:

Interest Rate [and Formula]:

      [      %]

Interest Payment Dates:

      [months and dates]

Documents to be Delivered:

      The following documents referred to in the Distribution Agreement shall be delivered as a condition to the Closing:

            [(l) The opinion or opinions of counsel to the Agents referred to in Section 4(h).]

            [(2) The opinions of counsel to the Company referred to in Sections 4(i) and 4(j).]

            [(4)  The accountants' letter referred to in
                  Section 4(k).]

            [(5)  The officers' certificate referred to in
                  Section 4(1).]

Other Provisions:

                                                                        ANNEX II


                                UNUM Corporation

                            Administrative Procedure

     This Administrative Procedure relates to the Securities defined in the Distribution Agreement, dated August 15, 1996 (the "Distribution Agreement"), between UNUM Corporation (the "Company") and Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated (together, the "Agents"), to which this Administrative Procedure is attached as Annex II. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus as amended or supplemented or the Indenture.

     The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. Part I describes procedures of general applicability with respect to such Securities. Part II below describes procedures specifically and exclusively applicable (any procedure in Part I below to the contrary notwithstanding) to such Securities which are either Global Certificates or Book-Entry Securities (each as defined below). The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Distribution Agreement, unless the Company and such Agent otherwise agree as provided in Section 2(b) of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the "Selling Agent" and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the "Purchasing Agent".

     The Company will advise each Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

     Unless otherwise specified in the applicable Pricing Supplement, each Security will be issued only in fully registered form and will be initially represented by either a permanent global certificate (a "Global Certificate") delivered to the Trustee, as agent for The Depository Trust Company (the "Depository") or a certificate (a "Definitive Certificate") delivered to a person designated by an Agent. Each security which is represented by a Global Certificate is referred to herein as a

"Book-Entry Security" (it being understood that only such Global Certificate -- and not any such Book-Entry Security represented thereby -- constitutes a "Security" under the Indenture).

     Pursuant to Sections 301 and 1002 of the Indenture, the Company has appointed The Chase Manhattan Bank, successor by merger to The Chase Manhattan Bank (National Association) as Paying Agent (the "Paying Agent") and as Calculation Agent (the "Calculation Agent") for the Securities. In addition, the Company has appointed The Chase Manhattan Bank, successor by merger to The Chase Manhattan Bank (National Association) as its agent (the "Issuing Agent") in connection with certain procedures to be followed with respect to the settlement of sales of Securities, as set forth herein.

     PART I:  PROCEDURES OF APPLICABILITY TO
              BOTH CERTIFICATED SECURITIES
              AND BOOK-ENTRY SECURITIES

Posting Rates by the Company:

     The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by the Company:

     Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Securities and may reject any such offer in whole or in part.

     The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Securities. If the Company accepts an offer to purchase Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

Communication of Sale Information
to the Company by Selling Agent:

     After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

     (1)  Principal amount of Securities to be purchased;

     (2) Identification as a Fixed Rate Security, Floating Rate Security or Zero Coupon Security;

     (3) If a Fixed Rate Security, the interest rate and the initial interest payment date;

     (4)  Maturity Date;

     (5) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency and the Exchange Rate Agent;

     (6)  Issue Price;

     (7) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

     (8)  Net proceeds to the Company;

     (9)  Settlement Date;

    (10) If a Security is redeemable by the Company, such of the following as are applicable:

           (i) Redemption Commencement Date,

          (ii) Redemption Prices (% of par) and Redemption Periods,

         (iii) The Repayment Date and the Repayment Price, and

          (iv) Amount (% of par) that the Redemption Price shall decline (but not below par) on each anniversary of the Redemption Commencement Date;

          (v) The Make-Whole Premium;

     (11) If a Security is to be repaid at the option of the Holder, the date on or after which the Security is to be repaid, and additional provisions, if any;

     (12) If a Floating Rate Security, such of the following as are applicable:

            (i) Interest Rate Basis,

           (ii) Index Maturity,

          (iii) Spread or Spread Multiplier,

           (iv) Maximum Interest Rate,

            (v) Minimum Interest Rate,

           (vi) Initial Interest Rate,

          (vii) Interest Rate Reset Dates,

         (viii) Calculation Dates,

           (ix) Interest Determination Dates,

            (x) Interest Payment Dates,

           (xi) Regular Record Dates, and

          (xii) Calculation Agent;

     (13) If an Amortizing Security, the amortization provisions, formula and the amortization schedule;

     (14) If the amount of principal payable on a Security will be determined by reference to an index or formula, a full description of such index or formula;

     (15) If an OID Note, the total amount of OID, the Yield to Maturity and the initial accrual period of OID;

     (16) Name, address and taxpayer identification number of the registered owner;

     (17) Denomination of certificates to be delivered at settlement;

     (18) Book-Entry Security or Certificated Security; and

     (19) Any other applicable terms.

Preparation of Pricing Supplement by the Company:

     If the Company accepts an offer to purchase a Security, it will prepare a Pricing Supplement. The Company will supply at least ten copies of such Pricing Supplement to the Selling Agent or Purchasing Agent, as the case may be, not later than 5:00 p.m., New York City time, on the business day following the date of acceptance of such offer, or if the Company and the purchaser agree to settlement on the date of such acceptance, not later than noon, New York City time, on such date. The Company will arrange to have each Pricing Supplement filed with the Commission under Rule 424(b) not later than the close of business of the Commission on the fifth business day (or such other date Rule 424 shall require) following the date on which such Pricing Supplement is first used. One copy of such filed document will be sent by telecopy or overnight express (for delivery not later than 11:00 A.M. on the Business Day next following the trade date) to the Selling Agent or the Purchasing Agent, as the case may be, at the following applicable addresses:
Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Facsimile Transmission No. (212) 902-4103, Attention: Don Hansen, Registration, 18th Floor; Morgan Stanley & Co. Incorporated, 1585 Broadway, 2nd Floor, New York, New York, 10036, Facsimile Transmission: (212) 761-8846, Telephone
No. 212 761-2000, Attention: Medium-Term Note Trading Desk, Carlos Cabrera.

Delivery of Confirmation and
Prospectus to Purchaser by Selling Agent:

     The Selling Agent will deliver to the purchaser of a Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale (including, in the case of a Book-Entry Security, the confirmation through the Depository's Institutional Delivery System) or (b) the Security.

Date of Settlement:

     All offers solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the "Settlement Date") which is the third business day after the date of acceptance of such offer, unless the Company and the purchaser agree to settlement (a) on any other business day after the acceptance of such offer or (b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the date of such acceptance.

Instruction from the Company to
Issuing Agent for Preparation of Securities:

     After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Issuing Agent by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means.

     The Company will instruct the Issuing Agent by facsimile transmission or other acceptable written means to authenticate and deliver the Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction will be given by the Company prior to 2:00 p.m., New York City time, on the second business day prior to the Settlement Date unless, in the case of Securities evidenced by a Definitive Certificate, the Settlement Date is the date of acceptance by the Company of the offer to purchase such Securities in which case such instruction will be given by the Company by 11:00 a.m., New York City time. The Trustee will authenticate and deliver to the Issuing Agent each Security in accordance with the Company's instructions.

Preparation and Delivery of Securities
by Issuing Agent and Receipt of Payment Therefor:

     The Issuing Agent will prepare each Security and appropriate receipts that will serve as the documentary control of the transaction.

     In the case of a sale of Securities to a purchaser solicited by an Agent, the Issuing Agent will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Securities to the Selling Agent for the benefit of the purchaser of such Securities against delivery by the Selling Agent of a receipt therefor. On the Settlement Date the Selling Agent will deliver payment for such Securities in immediately available funds to the Company in an amount equal to the issue price of the Securities less the Selling Agent's commission; provided that the Selling Agent reserves the right to withhold payment for which it has not received funds from the purchaser. The Company shall not use any proceeds advanced by a Selling Agent to purchase securities or carry any securities in violation of Regulations G, T, U or X of the Federal Reserve Board or otherwise in violation of law.

     In the case of a sale of Securities to a Purchasing Agent, the Issuing Agent will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Securities to the Purchasing Agent against delivery by the

Purchasing Agent of a receipt therefor. On the Settlement Date the Purchasing Agent will deliver payment for such Securities in immediately available funds to the Company in an amount equal to the issue price of the Securities less the Purchasing Agent's discount.

Failure of Purchaser to Pay Selling Agent:

     If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Security or the Selling Agent fails to make payment to the Company, the Selling Agent will promptly notify the Trustee and the Company thereof by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means. The Selling Agent will immediately return the Security to the Issuing Agent. Immediately upon receipt of such Security by the Issuing Agent, the Company will return to the Selling Agent an amount equal to the amount previously paid to the Company in respect of such Security. The Company will reimburse the Selling Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

     The Issuing Agent will cancel the Security in respect of which the failure occurred, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy the Security.

     PART II: PROCEDURES APPLICABLE TO BOOK-ENTRY
              SECURITIES AND GLOBAL CERTIFICATES

     In connection with the qualification of Book-Entry Securities for eligibility in the book-entry system maintained by the Depository, the Trustee and the Paying Agent will perform the custodial, document control and administrative functions described below, in accordance with their respective obligations under a Letter of Representations from the Company and the Trustee to the Depository, dated August 15, 1996, and a Medium-Term Note Certificate Agreement, dated March 10, 1989, between The Chase Manhattan Bank (National Association) and the Depository (the "Certificate Agreement"), and the obligations of the Trustee as a participant in the Depository, including the Depository's Same-Day Funds Settlement System ("SDFS"). It is understood that the ownership interests of purchasers of Book-Entry Securities will be credited to the book-entry accounts of one or more participants in the Depository (each a "Participant") in accordance with the Depository's customary practices and reflected in the records of such Participants or one or more indirect Participants in the Depository designated by such purchasers in accordance with the arrangements between such purchasers and such Participants and indirect participants. As used in this Part II, the term "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

Issuance:                                   All Fixed Rate Securities which are
                                            Book-Entry Securities and have the
                                            same Original Issue Date, redemp-
                                            tion or repayment provisions,
                                            Interest Payment Dates, interest
                                            rate, interest payment periods and
                                            Stated Maturity (collectively, the
                                            "Fixed Rate Terms") will be
                                            represented initially by a single
                                            Global Certificate in fully
                                            registered form without coupons;
                                            all Floating Rate Securities which
                                            are Book-Entry Securities and have
                                            the same Original Issue Date,
                                            redemption or repayment provisions,
                                            Interest Payment Dates, interest
                                            payment periods, Interest Rate
                                            Basis, Initial Interest Rate, Index
                                            Maturity, Spread or Spread
                                            Multiplier, if any, Minimum
                                            Interest Rate, if any, Maximum
                                            Interest Rate, if any, and Stated
                                            Maturity (collectively, the
                                            "Floating Rate Terms") will be
                                            represented initially by a single
                                            Global Certificate in fully
                                            registered form without coupons;
                                            and all Zero Coupon Securities
                                            which are Book-Entry Securities and
                                            have the same Original Issue Date,
                                            redemption or repayment provisions,
                                            Yield to Maturity, Specified
                                            Currency and Stated Maturity
                                            (collectively, the "Zero Coupon
                                            Terms") will be represented
                                            initially by a single Global
                                            Certificate in fully registered
                                            form without coupons.

Identification:                             The Company has arranged with the
                                            CUSIP Service Bureau of Standard &
                                            Poor's Corporation (the "CUSIP
                                            Service Bureau") for the
                                            reservation of approximately 900

                                            CUSIP numbers which have been
                                            reserved for future assignment and
                                            relating to Book-Entry Securities,
                                            and the Company has delivered to the
                                            Issuing Agent and the Depository
                                            such list of such CUSIP numbers. The
                                            Company will assign CUSIP numbers to
                                            Global Certificates representing
                                            Book-Entry Securities as described
                                            below under Settlement Procedure C.
                                            The Depository will notify the CUSIP
                                            Service Bureau periodically of the
                                            CUSIP numbers that the Company has
                                            assigned to Global Certificates
                                            representing Book-Entry Securities.
                                            The Trustee will notify the Company
                                            at any time when fewer than 100 of
                                            the reserved CUSIP numbers remain
                                            unassigned to Global Certificates
                                            representing Book-Entry Securities,
                                            and, if it deems necessary, the
                                            Company will reserve additional
                                            CUSIP numbers for assignment to
                                            Global Certificates representing
                                            Book-Entry Securities. Upon
                                            obtaining such additional CUSIP
                                            numbers, the Company will deliver a
                                            list of such additional numbers to
                                            the Issuing Agent and the
                                            Depository. Book-Entry Securities
                                            having an aggregate principal amount
                                            in excess of $200,000,000 and
                                            otherwise required to be represented
                                            by the same Global Certificate will
                                            instead be represented by two or
                                            more Global Certificates which shall
                                            all be assigned the same CUSIP
                                            number.

Registration:                               Each Global Certificate will be
                                            registered in the name of Cede &
                                            Co., as nominee for the Depository,
                                            on the Security Register maintained
                                            by the Trustee under the Indenture.
                                            On the first Business Day of each
                                            month, the Trustee will deliver to
                                            the Company a written statement
                                            indicating the total principal
                                            amount of Outstanding Book-Entry

                                            Securities as of the immediately
                                            preceding Business Day.

Transfers:                                  Transfers of interests in a Book-
                                            Entry Security will be effected in
                                            accordance with arrangements in
                                            effect between Participants (and in
                                            certain cases, one or more indirect
                                            participants in the Depository) and
                                            the beneficial transferors and
                                            beneficial transferees of such
                                            Book-Entry Security, and the
                                            interests of Participants therein
                                            will be reflected as appropriate by
                                            book entries made by the
                                            Depository.

Exchanges:                                  The Issuing Agent may deliver to
                                            the Depository and the CUSIP
                                            Service Bureau at any time a
                                            written notice specifying (a) the
                                            CUSIP numbers of two or more Global
                                            Certificates (i) having the same
                                            Fixed Rate Terms, Floating Rate
                                            Terms or Zero Coupon Terms, as the
                                            case may be (except that Original
                                            Issue Dates need not be the same),
                                            (ii) for which interest (if any)
                                            has been paid to the same date and
                                            (iii) which otherwise constitute
                                            Securities of the same series and
                                            tenor under the Indenture; (b) a
                                            date, occurring at least 30 days
                                            after such written notice is
                                            delivered and at least 30 days
                                            before the next Interest Payment
                                            Date (if any) for such Book-Entry
                                            Securities, on which such Global
                                            Certificates shall be exchanged for
                                            a single replacement Global
                                            Certificate; and (c) a new CUSIP
                                            number, obtained from the Company,
                                            to be assigned to such replacement
                                            Global Certificate.  Upon receipt
                                            of such a notice, the Depository
                                            will send to its participants
                                            (including the Issuing Agent) a
                                            written reorganization notice to
                                            the effect that such exchange will
                                            occur on such date.  Prior to the
                                            specified exchange date, the

                                            Issuing Agent will deliver to the
                                            CUSIP Service Bureau written notice
                                            setting forth such exchange date and
                                            the new CUSIP number and stating
                                            that, as of such exchange date, the
                                            CUSIP numbers of the Global
                                            Certificates to be exchanged will no
                                            longer be valid. On the specified
                                            exchange date, the Issuing Agent
                                            will exchange such Global
                                            Certificates for a single Global
                                            Certificate authenticated by the
                                            Trustee and bearing the new CUSIP
                                            number, and the CUSIP numbers of the
                                            exchanged Global Certificates will,
                                            in accordance with CUSIP Service
                                            Bureau procedures, be retired and
                                            not reassigned. Notwithstanding the
                                            foregoing, if the Global
                                            Certificates to be exchanged exceed
                                            $200,000,000 in aggregate principal
                                            amount, one replacement Global
                                            Certificate will be authenticated
                                            and issued to represent each
                                            $200,000,000 of principal amount of
                                            the exchanged Global Certificates
                                            and an additional Global Certificate
                                            will be authenticated and issued to
                                            represent any remaining principal
                                            amount of such Global Certificates
                                            (see "Denominations" below).

Denominations:                              All Book-Entry Securities will be
                                            denominated in U.S. dollars.  Book-
                                            Entry Securities will be issued in
                                            denominations of $1,000 principal
                                            amount and any larger denomination
                                            which is an integral multiple of
                                            $1,000.  Global Certificates will
                                            be denominated in principal amounts
                                            not in excess of $200,000,000.  If
                                            one or more Book-Entry Securities
                                            having an aggregate principal
                                            amount in excess of $200,000,000
                                            would, but for the preceding
                                            sentence, be represented by a
                                            single Global Certificate, then one
                                            Global Certificate will be issued
                                            to represent each $200,000,000
                                            principal amount of such Book-Entry
                                            Security or Book-Entry Securities
                                            and an additional Global Certificate
                                            will be issued to represent any
                                            remaining principal amount of such
                                            Book-Entry Security or Book-Entry
                                            Securities. In such a case, each of
                                            the Global Certificates representing
                                            such Book-Entry Security or
                                            Securities shall be assigned the
                                            same CUSIP number.

Interest:                                   General.  The Depository will
                                            arrange for each pending deposit
                                            message described under Settlement
                                            Procedure C below to be transmitted
                                            to Standard & Poor's Corporation,
                                            which will use the message to
                                            include certain information
                                            regarding the related Book-Entry
                                            Notes in the appropriate daily bond
                                            report published by Standard &
                                            Poor's Corporation.

                                            Notice of Interest Payments and
                                            Regular Record Dates. On the first
                                            Business Day of January, April, July
                                            and October of each year, the Paying
                                            Agent will deliver to the Company
                                            and to the Dividend Department of
                                            the Depository a written list of
                                            Regular Record Dates and Interest
                                            Payment Dates that will occur during
                                            the six-month period beginning on
                                            such first Business Day with respect
                                            to Global Certificates representing
                                            Book-Entry Securities which are
                                            Floating Rate Notes. Promptly after
                                            each Interest Determination Date for
                                            Book-Entry Securities which are
                                            Floating Rate Notes, the Calculation
                                            Agent will notify Standard & Poor's
                                            Corporation of the interest rates
                                            determined on such Interest
                                            Determination Date.

Payments of Principal
  and Interest:                             Payments of Interest Only.
                                            Promptly after each Regular Record

                                            Date, the Paying Agent will deliver
                                            to the Company and the Dividend
                                            Department of the Depository a
                                            written notice specifying by CUSIP
                                            number the amount of interest (if
                                            any) to be paid on each Global
                                            Certificate representing Book-Entry
                                            Securities on the following Interest
                                            Payment Date (other than an Interest
                                            Payment Date coinciding with the
                                            Maturity of such Certificate) and
                                            the total of such amounts. The
                                            Depository will confirm the amount
                                            payable (if any) on each Global
                                            Certificate representing Book-Entry
                                            Securities on such Interest Payment
                                            Date by reference to the daily bond
                                            reports published by Standard &
                                            Poor's Corporation. On such Interest
                                            Payment Date the Company will pay to
                                            the Paying Agent, and the Paying
                                            Agent in turn will pay to the
                                            Depository, such total amount of
                                            interest due (other than at Maturity
                                            of such Certificate), at the times
                                            and in the manner set forth below
                                            under "Manner of Payment". If an
                                            Interest Payment Date for a
                                            Book-Entry Note is not a Business
                                            Day, the payment due on such day
                                            shall be made on the next succeeding
                                            Business Day and no interest shall
                                            accrue on such payment for the
                                            period from and after such Interest
                                            Payment Date.

                                            Payments at Maturity or upon
                                            Redemption or Repayment. On or about
                                            the first Business Day of each
                                            month, the Paying Agent will deliver
                                            to the Company and the Depository a
                                            written list of principal, premium,
                                            if any, and interest to be paid on
                                            each Global Certificate representing
                                            Book-Entry Securities maturing
                                            either at Stated Maturity or on a
                                            Redemption Date or a Repayment Date
                                            ("Maturity") in the following month.
                                            The Paying Agent, the

                                            Company and the Depository will
                                            confirm the amounts of such
                                            principal, premium (if any) and
                                            interest payments with respect to
                                            each such Global Certificate
                                            representing Book-Entry Securities
                                            on or about the fifth Business Day
                                            preceding the Maturity of such
                                            Global Certificate representing
                                            Book-Entry Securities. At such
                                            Maturity, the Company will pay to
                                            the Paying Agent, and the Paying
                                            Agent in turn will pay to the
                                            Depository, the principal amount of
                                            such Global Certificate representing
                                            Book-Entry Securities, together with
                                            interest and premium, if any, due at
                                            such Maturity, at the times and in
                                            the manner set forth below under
                                            "Manner of Payment". Promptly after
                                            payment to the Depository of the
                                            principal, interest and premium, if
                                            any, due at the Maturity of all
                                            Book-Entry Securities represented by
                                            a particular Global Certificate, the
                                            Paying Agent will deliver to the
                                            Trustee for cancellation such Global
                                            Certificate.

                                            Manner of Payment. The total amount
                                            of principal, premium and interest
                                            due on Global Securities
                                            representing Book-Entry Securities
                                            on any Interest Payment Date or at
                                            Maturity shall be paid by the
                                            Company to the Paying Agent, in
                                            funds immediately available for use
                                            by the Trustee as of 9:30 a.m., New
                                            York City time, on such date. The
                                            Company will make such payment on
                                            such Global Certificates
                                            representing Book-Entry Securities
                                            by wire transfer to the Paying Agent
                                            or by instructing the Paying Agent
                                            to withdraw funds from an account
                                            maintained by the Company at the
                                            Paying Agent. The Company will
                                            confirm such instructions in writing
                                            to the Paying Agent. For principal
                                            payments at Maturity,
                                            prior to 10:00 a.m., New York City
                                            time, on such Maturity or as soon as
                                            possible thereafter after receipt of
                                            such funds from the Company, the
                                            Paying Agent will pay by separate
                                            wire transfer (using Fedwire message
                                            entry instructions in a form
                                            previously specified by the
                                            Depository) to an account at the
                                            Federal Reserve Bank of New York
                                            previously specified by the
                                            Depository, in funds available for
                                            immediate use by the Depository,
                                            each payment of interest, principal
                                            and premium, if any, due on Global
                                            Certificates representing Book-Entry
                                            Certificates on such date; and for
                                            interest payments, the Paying Agent
                                            will pay the Depository in same-day
                                            funds on the Interest Payment Date
                                            in accordance with existing
                                            arrangements between the Paying
                                            Agent and the Depository. Thereafter
                                            on each such date, the Depository
                                            will pay, in accordance with its
                                            SDFS operating procedures then in
                                            effect, such amounts in funds
                                            available for immediate use to the
                                            respective Participants in whose
                                            names such Book-Entry Securities are
                                            recorded in the book-entry system
                                            maintained by the Depository. Once
                                            payment has been made to the
                                            Depository, neither the Company, the
                                            Trustee nor the Paying Agent shall
                                            have any responsibility or liability
                                            for the payment by the Depository of
                                            the principal of, or premium, if
                                            any, or interest on, the Book-Entry
                                            Securities to such Participants.

                                            Withholding Taxes.  The amount of
                                            any taxes required under applicable
                                            law to be withheld from any
                                            interest payment on a Book-Entry
                                            Security will be determined and
                                            withheld by the Participant, indir-
                                            ect participant in the Depository
                                            or other Person responsible for
                                            forwarding payments and materials
                                            directly to the beneficial owner of
                                            such Book-Entry Security, or as
                                            applicable law may otherwise
                                            require.

Settlement Procedures:                      Settlement Procedures with regard
                                            to each Book-Entry Security sold by
                                            each Agent, as agent of the
                                            Company, will be as follows:

                                            A.   After the acceptance of an
                                                 offer by the Company with
                                                 respect to a Book-Entry
                                                 Security, the Selling Agent or
                                                 Purchasing Agent, as the case
                                                 may be, will communicate the
                                                 following details of the terms
                                                 of such offer (the "Book-Entry
                                                 Sale Information") to the
                                                 Company by telephone confirmed
                                                 in writing or by facsimile
                                                 transmission or other
                                                 acceptable written means:

                                                 (1)  Principal amount of the
                                                      Book-Entry Security to be
                                                      purchased;

                                                 (2)  Identification as a Fixed
                                                      Rate Security, Floating
                                                      Rate Security or Zero
                                                      Coupon Security;

                                                 (3)  If a Fixed Rate Security,
                                                      the interest rate and the
                                                      initial interest payment
                                                      date;

                                                 (4)  Maturity Date;

                                                 (5)  Specified Currency and,
                                                      if the Specified Currency
                                                      is other than U.S.
                                                      dollars, the applicable
                                                      Exchange Rate for such
                                                      Specified Currency and
                                                      the Exchange Rate Agent;

                                                 (6)  Issue Price;

                                                 (7)   Selling Agent's
                                                       commission or Purchasing
                                                       Agent's discount, as the
                                                       case may be;

                                                 (8)   Net proceeds to the
                                                       Company;

                                                 (9)   Settlement Date;

                                                 (10)  If a redeemable Security,
                                                       such of the following as
                                                       are applicable:

                                                         (i)   Redemption
                                                               Commencement
                                                                   Date,

                                                        (ii)   Redemption
                                                               Prices (% of
                                                                par) and
                                                               Redemption
                                                                Periods,

                                                       (iii)   the Repayment
                                                               Date and the
                                                               Repayment
                                                               Price, and

                                                        (iv)   Amount (% of
                                                               par) that the
                                                               Redemption
                                                               Price shall
                                                               decline (but
                                                               not below par)
                                                               on each
                                                               anniversary of
                                                               the Redemption
                                                               Commencement
                                                               Date;

                                                         (v)   The Make-Whole
                                                               Premium;

                                                 (11)  If a Security is to be
                                                       repaid at the option of
                                                       the Holder, the date on
                                                       or after which the
                                                       Security is to be repaid,
                                                       and additional
                                                       provisions, if any;

                                                 (12)  If a Floating Rate
                                                       Security, such of the
                                                       following as are
                                                       applicable:

                                                           (i)   Interest Rate
                                                                 Basis,

                                                          (ii)   Index Maturity,

                                                         (iii)   Spread or
                                                                    Spread
                                                                 Multiplier,

                                                          (iv)   Maximum
                                                                 Interest Rate,

                                                           (v)   Minimum
                                                                 Interest Rate,

                                                          (vi)   Initial
                                                                 Interest Rate,

                                                         (vii)   Interest Rate
                                                                 Reset  Dates,

                                                         viii)   Calculation
                                                                 Dates,

                                                          (ix)   Interest
                                                                 Determination
                                                                    Dates,

                                                           (x)   Interest
                                                                 Payment Dates,

                                                          (xi)   Regular Record
                                                                 Dates, and

                                                         (xii)   Calculation
                                                                 Agent;

                                                (13)  If an Amortizing
                                                      Security, the
                                                      amortization provisions
                                                      formula and the
                                                      amortization schedule;

                                                (14)  If the amount of
                                                      principal payable on a
                                                      Security will be
                                                       determined by reference
                                                       to an index or formula, a
                                                       full description of such
                                                       index or formula;

                                                 (15)  If an OID Note, the total
                                                       amount of OID, the Yield
                                                       to Maturity and the
                                                       initial accrual period of
                                                       OID;

                                                 (16)  The taxpayer identifi-
                                                       cation number of the
                                                       purchaser; and

                                                 (17)  Identification numbers of
                                                       the participant accounts
                                                       maintained by the
                                                       Depository on behalf of
                                                       such Agent.

                                            B.   Upon receiving the Book-Entry
                                                 Sale Information from the
                                                 Selling Agent or the Purchas-
                                                 ing Agent, as the case may be,
                                                 the Company will assign a
                                                 CUSIP number to the Global
                                                 Certificate representing the
                                                 Book-Entry Security and the
                                                 Company and will advise the
                                                 Issuing Agent by telephone
                                                 (confirmed by facsimile or
                                                 electronic transmission) of
                                                 the Book-Entry Sale
                                                 Information received from the
                                                 Selling Agent or the Purchas-
                                                 ing Agent, as the case may be,
                                                 and the name of such Agent.

                                            C.   The Trustee will enter through
                                                 the Depository Terminal
                                                 System, a pending deposit
                                                 message (the form of which has
                                                 been previously furnished to
                                                 the Issuing Agent by the
                                                 Depository) specifying the
                                                 following settlement
                                                 information, which information
                                                 will be communicated to the
                                                 Depository, such Agent and
                                                 Standard & Poor's Corporation:

                                                 1.    Book-Entry Sale
                                                       Information (as
                                                       set forth in
                                                       Settlement
                                                       Procedure A).

                                                 2.    Identification as a Fixed
                                                       Rate Security, Floating
                                                       Rate Security or Zero
                                                       Coupon Security.

                                                 3.    Initial Interest Payment
                                                       Date for such Security,
                                                       number of days by which
                                                       such date succeeds the
                                                       related record date for
                                                       Depository purposes (or,
                                                       in the case of Floating
                                                       Rate Notes which reset
                                                       daily or weekly, the date
                                                       five calendar days
                                                       preceding such Initial
                                                       Interest Payment Date)
                                                       and, if then calculable,
                                                       the amount of interest
                                                       payable on such Initial
                                                       Interest Payment Date
                                                       (which amount shall have
                                                       been confirmed by the
                                                       Trustee).

                                                 4.    CUSIP number of the
                                                       Global Certificate
                                                       representing such Book--
                                                       Entry Security.

                                                 5.    Whether such Global
                                                       Certificate will
                                                       represent any other
                                                       Book-Entry Securities
                                                       issued or to be issued
                                                       (to the extent then
                                                       known).

                                                 6.    Whether such Note is an
                                                       Amortizing Note (by an
                                                       appropriate notation in
                                                       the comments field of
                                                       DTC's Participant
                                                       Terminal System).

                                            D.   The Company will instruct the
                                                 Issuing Agent by facsimile
                                                 transmission or other
                                                 acceptable written means to
                                                 complete and authenticate such
                                                 Global Certificate, and to
                                                 register such Global
                                                 Certificate in the name of
                                                 Cede & Co., as nominee of the
                                                 Depository.

                                            E.   The Issuing Agent will
                                                 complete and authenticate the
                                                 Global Certificate
                                                 representing such Book-Entry
                                                 Security, register such Global
                                                 Certificate in the name of
                                                 Cede & Co., as nominee of the
                                                 Depository.  The Trustee will
                                                 take delivery thereof as agent
                                                 for the Depository.

                                            F.   The Depository will credit
                                                 such Book-Entry Security to
                                                 the participant account of the
                                                 Issuing Agent maintained by
                                                 the Depository.

                                            G.   The Issuing Agent will enter
                                                 an SDFS deliver order through
                                                 the Depository's Participant
                                                 Terminal System instructing
                                                 the Depository (i) to debit
                                                 such Book-Entry Security to
                                                 the Issuing Agent's partici-
                                                 pant account and credit such
                                                 Book-Entry Security to the
                                                 participant account of the
                                                 Selling Agent or the Purchas-
                                                 ing Agent, as the case may be,
                                                 maintained by the Depository
                                                 and (ii) to debit the
                                                 settlement account of the
                                                 Selling Agent or the Purchas-
                                                 ing Agent, as the case may be,
                                                 and credit the settlement
                                                 account of the Issuing Agent
                                                 maintained by the Depository,
                                                 in an amount equal to the
                                                 price of such Book-Entry
                                                 Security less such Agent's
                                                 commission or discount, as
                                                 the case may be. Any entry
                                                 of such a deliver order
                                                 shall be deemed to
                                                 constitute a confirmation
                                                 by the Trustee and the
                                                 Issuing Agent to the
                                                 Depository that (i) the
                                                 Global Certificate
                                                 representing such
                                                 Book-Entry Security has
                                                 been issued and
                                                 authenticated and (ii) the
                                                 Issuing Agent is holding
                                                 such Global Certificate as
                                                 agent of the Depository
                                                 pursuant to the Certificate
                                                 Agreement.

                                            H.   The Selling Agent or the
                                                 Purchasing Agent, as the case
                                                 may be, will enter an SDFS
                                                 deliver instruction through
                                                 the Depository's Participant
                                                 Terminal System instructing
                                                 the Depository (i) to debit
                                                 such Book-Entry Security to
                                                 the participant account of
                                                 such Agent and credit such
                                                 Book-Entry Security to the
                                                 participant accounts of the
                                                 Participants with respect to
                                                 such Book-Entry Security
                                                 maintained by the Depository
                                                 and (ii) to debit the
                                                 settlement accounts of such
                                                 Participants and credit the
                                                 settlement account of such
                                                 Agent maintained by the
                                                 Depository in an amount equal
                                                 to the price of such Book--
                                                 Entry Security.

                                            I.   Transfers of funds in
                                                 accordance with SDFS
                                                 deliver orders described in
                                                 Settlement Procedures G and
                                                 H will be settled in
                                                 accordance with SDFS
                                                 operating procedures in
                                                 effect on the Settlement
                                                 Date.

                                            J.   The Issuing Agent will credit
                                                 to an account of the Company
                                                 maintained at the Issuing

                                                 Agent funds available for
                                                 immediate use in the amount
                                                 transferred to the Issuing
                                                 Agent in accordance with
                                                 Settlement Procedure G.

                                            K.   The Issuing Agent will send a
                                                 copy of the Global Certificate
                                                 by first-class mail to the
                                                 Company together with a
                                                 statement setting forth the
                                                 principal amount of Global
                                                 Certificates representing the
                                                 Book-Entry Securities Out-
                                                 standing as of the related
                                                 Settlement Date after giving
                                                 effect to such transaction and
                                                 all other offers to purchase
                                                 Securities of which the
                                                 Company has advised the
                                                 Issuing Agent but which have
                                                 not yet been settled.

                                            L.   The Selling Agent or the
                                                 Purchasing Agent, as the case
                                                 may be, will confirm the
                                                 purchase of such Book-Entry
                                                 Security to the purchaser
                                                 either by transmitting to the
                                                 Participants with respect to
                                                 such Book-Entry Security a
                                                 confirmation order through the
                                                 Depository's Participant
                                                 Terminal System or by mailing
                                                 a written confirmation to such
                                                 purchaser.

                                            M.   Notwithstanding the foregoing,
                                                 the Selling Agent shall in all
                                                 cases take the actions
                                                 described under the caption
                                                 "Delivery of Confirmation and
                                                 Prospectus to Purchaser by
                                                 Selling Agent" in Part I of
                                                 this Administrative Procedure,
                                                 at the time or times specified
                                                 under such caption for such
                                                 actions.

Settlement Procedures
  Timetable:                                For orders of Book-Entry Securities
                                            accepted by the Company, Settlement
                                            Procedures "A" through "L" set
                                            forth above shall be completed as
                                            soon as possible but not later than
                                            the respective times (New York City
                                            time) set forth below:


                                              Settlement
                                              Procedure           Time
                                              ---------           ----

                                                  A         11:00 a.m. on the
                                                            trade date

                                                  B         12:00 Noon on the
                                                            trade date

                                                  C         2:00 p.m. on the
                                                            trade date

                                                  D         3:00 p.m. on the
                                                            Business Day before
                                                            Settlement Date

                                                  E         9:00 a.m. on
                                                            Settlement Date

                                                  F         10:00 a.m. on
                                                            Settlement Date

                                                 G-H        2:00 p.m. on
                                                            Settlement Date

                                                  I         4:45 p.m. on
                                                            Settlement Date

                                                 J-L        5:00 p.m. on
                                                            Settlement Date

                                            If a sale is to be settled more than
                                            one Business Day after the trade
                                            date, Settlement Procedures A, B,
                                            and C may, if necessary, be
                                            completed at any time prior to the
                                            specified times on the first
                                            Business Day after the trade date.
                                            In connection with a sale which is
                                            to be settled more than one Business
                                            Day after the trade date,
                                            if the initial interest rate for a
                                            Floating Rate Note is not known at
                                            the time that Settlement Procedure A
                                            is completed, Settlement Procedures
                                            B and C shall be completed as soon
                                            as such rates have been determined,
                                            but no later than 11:00 a.m. and
                                            2:00 p.m., New York City time,
                                            respectively, on the second Business
                                            Day before the Settlement Date.
                                            Settlement Procedure I is subject to
                                            extension of Fedwire closing
                                            deadlines and in the other events
                                            specified in the SDFS operating
                                            procedures in effect on the
                                            settlement date.

                                            If settlement of a Book-Entry
                                            Security is rescheduled or
                                            cancelled, the Company will as soon
                                            as practicable give the Trustee
                                            notice to such effect. The Trustee
                                            will deliver to the Depository,
                                            through the Depository's Participant
                                            Terminal System, a cancellation
                                            message (the form of which has been
                                            previously furnished to the Trustee
                                            by the Depository) to such effect by
                                            no later than 2:00 p.m., New York
                                            City time, on the Business Day
                                            immediately preceding the scheduled
                                            Settlement Date (provided the
                                            Issuing Agent received such notice
                                            from the Company by noon on the
                                            business day immediately preceding
                                            the Settlement Date) and in any case
                                            as soon as practicable. A copy of
                                            such message will be routed through
                                            the facilities of the Depository to
                                            the Selling Agent and Standard &
                                            Poor's Corporation.

Failure to Settle:                          If the Issuing Agent fails to enter
                                            in timely fashion an SDFS deliver
                                            order with respect to any
                                            Book-Entry Security or any portion
                                            of a Global Certificate
                                            representing a Book-Entry Security
                                            pursuant to Settlement Procedure G,
                                            or if the Selling Agent or the

                                            Purchasing Agent, as the case may
                                            be, fails to enter in timely fashion
                                            an SDFS deliver order with respect
                                            to such Book-Entry Security pursuant
                                            to Settlement Procedure H, the
                                            Issuing Agent may deliver to the
                                            Depository, through the Depository's
                                            Participant Terminal System, as soon
                                            as practicable, a withdrawal message
                                            (the form of which has been
                                            previously furnished to the Issuing
                                            Agent by the Depository) instructing
                                            the Depository to debit such
                                            Book-Entry Security to the
                                            participant account of the Issuing
                                            Agent maintained at the Depository.
                                            A copy of such message will be
                                            routed through the facilities of the
                                            Depository to such Agent. The
                                            Depository will process the
                                            withdrawal message, provided that
                                            such participant account contains
                                            Book-Entry Securities having the
                                            same Fixed Rate Terms, Floating Rate
                                            Terms or Zero Coupon Terms, as the
                                            case may be, having an aggregate
                                            principal amount that is at least
                                            equal to the principal amount to be
                                            debited. If withdrawal messages are
                                            processed with respect to all the
                                            Book-Entry Securities represented by
                                            a particular Global Certificate, the
                                            Issuing Agent will cancel
                                            immediately such Global Certificate,
                                            make appropriate entries in its
                                            records and, unless otherwise
                                            instructed by the Company, destroy
                                            the Global Certificate. The CUSIP
                                            number assigned to such Global
                                            Certificate shall, in accordance
                                            with CUSIP Service Bureau
                                            procedures, be retired and not
                                            reassigned. If withdrawal messages
                                            are processed with respect to only a
                                            portion of the Book-Entry Securities
                                            represented by a particular Global
                                            Certificate, the Issuing Agent will
                                            exchange such Global Certificate for
                                            two Global Certificates
                                            authenticated by the Trustee, one of
                                            which shall represent the Book-Entry
                                            Securities for which withdrawal
                                            messages are processed and shall be
                                            cancelled by the Trustee and
                                            destroyed immediately after
                                            issuance, and the other of which
                                            shall represent the other Book-Entry
                                            Securities previously represented by
                                            the surrendered Global Certificate
                                            and shall bear the CUSIP number of
                                            the surrendered Global Certificate.
                                            The Company will reimburse such
                                            Agent on an equitable basis for its
                                            loss of the use of funds during any
                                            period when the funds were credited
                                            to the account of the Company in
                                            connection with such attempted
                                            settlement.

                                            If the purchase price for any
                                            Book-Entry Security is not timely
                                            paid to the Participants with
                                            respect to such Security by the
                                            beneficial purchaser thereof or by a
                                            person, including an indirect
                                            participant in the Depository,
                                            acting on behalf of such purchaser
                                            (other than the Purchasing Agent, if
                                            any), such Participants and, in
                                            turn, the Selling Agent or the
                                            Purchasing Agent, as the case may
                                            be, may enter SDFS deliver orders
                                            through the Depository's Participant
                                            Terminal System reversing the orders
                                            entered pursuant to Settlement
                                            Procedures G and H, respectively.
                                            Immediately thereafter, the Issuing
                                            Agent will deliver the withdrawal
                                            message and take the related actions
                                            described in the preceding
                                            paragraph. The Company will
                                            reimburse such Agent on an equitable
                                            basis for its loss of the use of
                                            funds during any period when the
                                            funds were credited to the account
                                            of the Company in connection with
                                            such attempted settlement.

                                            Notwithstanding the foregoing, upon
                                            any failure to settle with respect
                                            to any Book-Entry Security or any
                                            portion of a Global Certificate
                                            representing a Book-Entry Security,
                                            the Depository may take any actions
                                            in accordance with its SDFS
                                            operating procedures then in effect.
                                            In the event of a failure to settle
                                            with respect to any Book-Entry
                                            Security that was to have been
                                            represented by a Global Certificate
                                            also representing other Book-Entry
                                            Securities, the Issuing Agent will
                                            provide, in accordance with
                                            Settlement Procedures D and E, for
                                            the authentication and issuance of a
                                            Global Certificate representing the
                                            remaining principal amount to have
                                            been represented by such Global
                                            Certificate and will make
                                            appropriate entries in its records.

Issuing and Paying
  Agents Not to Risk
  Funds: Nothing herein will be deemed to require the Issuing Agent or the Paying Agent to risk or expend its own funds in connection with any payment to the Company, the Agents, the Depository or any
                                            Securityholder, it being understood
                                            by all parties that payments made
                                            by the Issuing Agent or the Paying
                                            Agent to any party will be made
                                            only to the extent that funds are
                                            provided to the Issuing Agent or
                                            the Paying Agent, as the case may
                                            be, for such purpose.

                                                                       ANNEX III

                               Accountant's Letter

     Pursuant to Section 4(k) and Section 6(e), as the case may be, of the Distribution Agreement, the accountants shall furnish letters to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Agents;

          (iii) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for five such fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

          (iv) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act as it applies to Form 10-Q and the related published rules and regulations thereunder or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in clause (A) above and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) above were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

               (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of the specified date not more than five business days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net assets or other items specified by the Agents, or any increases in any items specified by the Agents, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) above there were any decreases in consolidated revenues or any material decreases in the total or per share amounts or consolidated net income or other items specified by the Agents, or any increases in any items specified by the Agents, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Agents, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

          (v) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (iv) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Agents, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Agents or in documents incorporated by reference in the Prospectus specified by the Agents, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

     All references in this Annex III to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Distribution Agreement as of the Commencement Date referred to in
Section 6(e) thereof and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) as of the date of the amendment, supplement, incorporation or the Time of Delivery relating to the Terms Agreement requiring the delivery of such letter under Section 4(k) thereof.